FIRST AMENDMENT TO CREDIT AGREEMENT



     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 15th day of August , 2000 among GERBER SCIENTIFIC, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Agent (the "Agent") and WACHOVIA BANK, N.A., FLEET NATIONAL BANK, ABN AMRO BANK N.V., FIRST UNION NATIONAL BANK, HARRIS TRUST AND SAVINGS BANK, BANQUE NATIONALE DE PARIS, THE CHASE MANHATTAN BANK, MELLON BANK, N.A. and CITIZENS BANK OF MASSACHUSETTS (collectively, the "Banks");



                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Credit Agreement, dated as of the 15th day of May 1998 (the "Credit Agreement");

     WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2.   Amendment to Section 1.01.  Section 1.01 of the Credit
Agreement hereby is amended by adding the following new definitions of "Amendment Effective Date" and "Repatriation
Loans" in proper alphabetical order:

          "Amendment Effective Date" means August 15, 2000.

          "Repatriation Loan" means an intercompany loan made from the Borrower, any Guarantor or any Material Foreign Subsidiary to any Foreign Subsidiary that is not a Material Foreign Subsidiary, but only to the extent that the majority of the proceeds thereof are used in a series of dividends to be paid up through the corporate ownership chain within 30 days of the making of such loan ultimately resulting in a dividend to the Borrower or any Guarantor.

     3.    Amendment to Section 2.05.  Section 2.05 of the Credit
Agreement hereby is amended by deleting Section 2.05(a) in its entirety and substituting the following therefor:

          (a) "Applicable Margin" means:

          (i) for the period commencing on the Amendment Effective Date to the first Performance Pricing Determination Date following the Amendment Effective Date,
     (x) for any Base Rate Loan, 0.0%, and (z) for any Fixed Rate Loan, 0.675%; and

          (ii) from and after the first Performance Pricing Determination Date occurring after the Amendment Effective Date, (x) for any Base Rate Loan, 0.00% and (y) for each
     Fixed Rate Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

               Leverage Ratio           Applicable Margin

             <  2.0 to 1.0                        0.50%

             >= 2.0 to 1.0 but
             <  2.5 to 1.0                        0.60%

             >= 2.5 to 1.0 but
             <  3.0 to 1.0                        0.675%

             >= 3.0 to 1.0 but
             <  3.25 to 1.0                       0.875%

             >= 3.25                              1.075%

          In  determining interest for purposes of  this  Section
     2.05 and fees for purposes of Section 2.06(ii), the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to Section 2.06(ii), the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date on which such financial statements are delivered pursuant to Section 5.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (x) for Fixed Rate Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (y) no fees or interest shall be decreased pursuant to this Section 2.05 or Section 2.06(ii) if a Default is in existence on the Performance Pricing Determination Date.

     4.    Amendment to Section 2.06.  Section 2.06 of the Credit
Agreement hereby is amended by deleting Section 2.06 in its entirety and substituting the following therefor:

           SECTION  2.06. Fees.  The Borrower shall  pay  to  the
     Agent: (i) for the sole account of the Agent, the fees payable to it pursuant to the Agent's Letter Agreement, payable at the times specified therein; and (ii) for the ratable account of each Bank, a facility fee, calculated in the manner provided in the last paragraph of Section 2.05(a)(ii), if applicable, on the aggregate daily amount of such Bank's Commitment (without taking into account the amount of the outstanding Loans made by such Bank), at a rate per annum equal to: (x) for the period commencing on the Amendment Effective Date to the first Performance Pricing Determination Date following the Amendment Effective Date, 0.20%; and (y) from and after the first Performance Pricing Determination Date following the Amendment Effective Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

               Leverage Ratio           Facility Fee

             <  2.0 to 1.0                   0.125%

             >= 2.0 to 1.0 but
             <  2.5 to 1.0                   0.150%

             >= 2.5 to 1.0 but
             <  3.0 to 1.0                   0.20%

             >= 3.0 to 1.0 but
             <  3.25 to 1.0                  0.250%

             >= 3.25 to 1.0                  0.30%

     Such facility fees shall accrue from and including the Closing Date up to the Termination Date and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

     5.    Amendment to Section 5.15.  Section 5.15 of the Credit
Agreement hereby is amended by deleting Section 5.15 in its entirety and substituting the following therefor:

           SECTION 5.15. Restricted Payments. The Borrower will not declare or make any Restricted Payment during any Fiscal Year unless, after giving effect thereto, no Default shall be in existence or be created thereby; provided that during any periods that the Leverage Ratio exceeds 3.0 to 1.0, the aggregate amount of all Restricted Payments made during such periods that the Leverage Ratio exceeds 3.0 to 1.0 on account of the purchase, redemption, retirement or acquisition of any shares of the Borrower's Capital Stock shall not exceed $7,500,000.

     6.    Amendment to Section 5.16.  Section 5.16 of the Credit
Agreement hereby is amended by deleting Section 5.16 in its entirety and substituting the following therefor:

           SECTION 5.16. Loans or Advances.  Neither the Borrower
     nor  any  of its Material Subsidiaries shall make  loans  or advances  to any Person except as permitted by Section  5.17 and except:

           (i) loans or advances to employees (other than travel advances) not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on March 31, 1998;

          (ii) deposits required by government agencies or public utilities;

           (iii) loans or advances from (1) the Borrower to any Guarantor or to Spandex PLC or (2) from any Guarantor to the Borrower or any other Guarantor or (from and after the Offer Termination Date) to Spandex PLC or (3) from any Subsidiary to the Borrower or to any Guarantor;

           (iv) existing loans and advances described on Schedule
     5.16 in an aggregate outstanding principal amount not exceeding $24,062,192 at any one time;

           (v) loans or advances made by the Borrower or any Guarantor to a Material Foreign Subsidiary, provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement;

           (vi) loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to Foreign Subsidiaries that are not Material Foreign Subsidiaries consisting of Repatriation Loans (but only to the extent such loans and advances constitute Repatriation Loans, with the amount of any particular loan or advance which does not constitute a Repatriation Loan being subject to clause
     (vii)), provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement, and provided further that the aggregate amount of all Repatriation Loans outstanding at any time after the Amendment Effective Date shall not exceed $10,000,000; and

           (vii) loans or advances made by the Borrower, any Guarantor or any Material Foreign Subsidiary to any Foreign Subsidiary, not otherwise permitted by this Section 5.16 and not exceeding $15,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

     7.    Amendment to Section 5.21.  Section 5.21 of the Credit
Agreement hereby is amended by deleting Section 5.21 in its entirety and substituting the following therefor:

           SECTION 5.21. Leverage Ratio. The Leverage Ratio will not at any time exceed: (i) from the Amendment Effective Date through and including January 31, 2001, 3.5 to 1.0;
     (ii) from February 1, 2001 through and including April 30, 2001, 3.25 to 1.0; and (iii) at all times thereafter, 3.0 to 1.0.

     8.    Amendment to Section 5.22.  Section 5.22 of the Credit
Agreement hereby is amended by deleting Section 5.22 in its entirety and substituting the following therefor:

           SECTION 5.22. Consolidated Fixed Charges Coverage Ratio. At the end of each Fiscal Quarter, the Consolidated Fixed Charges Coverage Ratio shall not have been less than:
     (i) for the Fiscal Quarter ended July 31, 2000, 1.30 to 1.0;
     (ii) for the Fiscal Quarter ended October 31, 2000, 1.35 to 1.0; (iii) for the Fiscal Quarter ended January 31, 2001,
     1.40  to  1.0; and (iv) for each Fiscal Quarter  thereafter,
     1.50 to 1.0.

     9.    Amendment to Compliance Certificate (Exhibit F).   The
Compliance Certificate (Exhibit F to the Credit Agreement) hereby
is   amended  by  deleting  Sections  1,  5  and  6  thereof  and substituting the following new sections therefor:

          1.   Loans and Advances (Section 5.16)

               Neither  the  Borrower nor  any  of  its  Material
               Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.17 and except:

                     (i)  loans  or advances to employees  (other
               than travel advances) not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on March 31, 1998;

                    (ii) deposits required by government agencies
               or public utilities;

                    (iii) loans or advances from (1) the Borrower
               to any Guarantor or to Spandex PLC or (2) from any Guarantor to the Borrower or any other Guarantor or (from and after the Offer Termination Date) to Spandex PLC or (3) from any Subsidiary to the Borrower or to any Guarantor;

                    (iv) existing loans and advances described on
               Schedule   5.16   in   an  aggregate   outstanding
               principal amount not exceeding $24,062,192 at any one time;

                    (v) loans or advances made by the Borrower or
               any Guarantor to a Material Foreign Subsidiary, provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement;

                     (vi) loans or advances made by the Borrower,
               any Guarantor or any Material Foreign Subsidiary to Foreign Subsidiaries that are not Material Foreign Subsidiaries consisting of Repatriation Loans (but only to the extent such loans and advances constitute Repatriation Loans, with the amount of any particular loan or advance which does not constitute a Repatriation Loan being subject to clause (vii)), provided that such loans and advances are evidenced by one or more Intercompany Notes which have been pledged to the Agent pursuant to the Intercompany Note Pledge Agreement, and provided further that the aggregate amount of all Repatriation Loans outstanding at any time after the Amendment Effective Date shall not exceed $10,000,000; and

                    (vii) loans or advances made by the Borrower,
               any Guarantor or any Material Foreign Subsidiary to any Foreign Subsidiary, not otherwise permitted by this Section 5.16 and not exceeding $15,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, no Default shall be in existence or be created thereby.

               (a)  To Employees                   $
                                                       ----------

                    Limitation                      $   1,000,000

               (b)  Loans or advances made by the
                    Borrower, any Guarantor or
                    any Material Foreign
                    Subsidiary to Foreign
                    Subsidiaries that are not
                    Material Foreign Subsidiaries
                    consisting of Repatriation
                    Loans (outstanding after the   $
                    Amendment Effective Date)          ----------

                    Limitation                      $  10,000,000

               (c)  Loans or advances made by the
                    Borrower, any Guarantor or
                    any Material Foreign
                    Subsidiary to any Foreign
                    Subsidiary not otherwise       $
                    permitted.                         ----------

                    Limitation                      $  15,000,000

          5.   Leverage Ratio (Section 5.21)

               The  Leverage  Ratio will not at any time  exceed:
               (i) from the Amendment Effective Date through and including January 31, 2001, 3.5 to 1.0; (ii) from February 1, 2001 through and including April 30, 2001, 3.25 to 1.0; and (iii) at all times thereafter, 3.0 to 1.0.

               (a)  Consolidated Total Debt
                    Schedule 1                    $
                                                       ----------

               (b)  Consolidated EBITDA
                    Schedule 2                    $
                                                       ----------

               (c)  Actual ratio of (a) to (b)             to 1.0
                                                      ----

                         Maximum Ratio               [3.5 to 1.0]
                                                    [3.25 to 1.0]
                                                     [3.0 to 1.0]

          6.   Consolidated Fixed Charges Coverage Ratio (Section 5.22)

               At the end of each Fiscal Quarter, the Consolidated Fixes Charges Coverage Ratio shall not have been less than: (i) for the Fiscal Quarter ended July 31, 2000, 1.30 to 1.0: (ii) for the Fiscal Quarter ended October 31, 2000, 1.35 to 1.0; (iii) for the Fiscal Quarter ended January 31, 2001, 1.40 to 1.0; and (iv) for each Fiscal Quarter thereafter, 1.50 to 1.0.

               (a)  Consolidated EBITDA
                    Schedule 2                      $
                                                        ----------

               (b)  Consolidated Capital
                    Expenditure                     $
                    Schedule 3                          ----------

               (c)  Sum of (a) less (b)             $
                                                        ----------

               (d)  Consolidated Interest Expense   $
                    Schedule 2                          ----------

               (e)  Consolidated Dividends          $
                    Schedule 4                          ----------

               (f)  Consolidated Taxes              $
                    Schedule 2                          ----------

               (g)  Sum of (d), plus (e), plus (f)  $
                                                        ----------

               (h)  Actual ratio of (c) to (g)              to 1.0
                                                       ----
                         Minimum ratio               [1.30 to 1.0]
                                                     [1.35 to 1.0]
                                                     [1.40 to 1.0]
                                                     [1.50 to 1.0]

     10. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

     11. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     12. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     13. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     14. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     15. No Default. To induce the Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and
(ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

    16. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

     17. Governing Law. This First Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

     18. Conditions Precedent. This First Amendment shall become effective only upon (i) execution and delivery of this First Amendment by each of the parties hereto; (ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors; (iii) the amendment, in a manner satisfactory to the Agent in its sole discretion, of all agreements and other related documents related to other Debt of the Borrower which would or could reasonably be expected to be in default without such amendment; (iv) payment by the Borrower to Wachovia Securities, Inc. (the "Arranger"), for the account and sole benefit of the Arranger, such fees and other amounts at such times as set forth in that certain letter agreement among the Borrower, the Agent and the Arranger dated as of July 28, 2000; and (v) payment by the Borrower to the Agent, for the ratable account of each Bank consenting to this First Amendment by August 14, 2000, of an amendment fee equal to 0.05% of each consenting Bank's outstanding Commitment.

        [Signatures contained on the following pages]

      IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                              GERBER SCIENTIFIC, INC.,

                              as Borrower              (SEAL)

                              By:
                                    -----------------------------
                              Name:
                                  Title:

WACHOVIA BANK, N.A.,               ABN AMRO BANK N.V.,
as Agent and as a Bank             as a Bank
By:                           By:
     ------------------              ----------------------------
Name:                              Name:
Title:                             Title:

                              By:
                                   ----------------------------
                                   Name:
                                   Title:

FLEET NATIONAL BANK,          HARRIS TRUST AND SAVINGS BANK,
as a Bank                     as a Bank

By:                           By:
     -----------------             ---------------------------
     Name:                         Name:
     Title:                        Title:



FIRST UNION NATIONAL BANK,    BNP PARIBAS,
                              (as successor to
                              Banque Nationale de Paris),
as a Bank                     as a Bank

By:                           By:
     ----------------             ---------------------------
     Name:                        Name:
     Title:

                              By:
                                  -------------------------
                                  Name:
                                  Title:


THE CHASE MANHATTAN BANK,     CITIZENS BANK OF MASSACHUSETTS,
as a Bank                     as a Bank

By:                           By:
     --------------------          ------------------------
     Name:                         Name:
     Title:                        Title:

MELLON BANK, N.A.,
as a Bank

By:
     --------------------
     Name:
     Title:



             CONSENT AND REAFFIRMATION OF GUARANTORS

      Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of May 15, 1998 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.




                             GERBER TECHNOLOGY, INC.,
                             a Connecticut corporation (SEAL)

                             GERBER SCIENTIFIC PRODUCTS, INC.,
                             a Connecticut corporation (SEAL)

                             GERBER COBURN OPTICAL, INC.,
                             a Delaware corporation (SEAL)


                             By
                                  ------------------------------
                                  Name:
                                  Title: